Exhibit 99

[Letterhead stationery of Deloitte & Touche LLP]

September 5, 2002

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Wasihngton, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of CACI Interntional Inc's Form 8-K dated September 5, 2002, and have the following comments:

1.	We agree with the statements made in Item 4(a)(i), 4(a)(ii), 4(a)(iii), 4(a)(iv), 4(b)(i) and 4(b)(ii).

2.	We have no basis on which to agree or disagree with the statements made in Item 4(b)(iii).

Yours truly,

  /s/   Deloitte & Touche LLP